UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period:	August 1, 2015 — January 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Short Term Investment Fund

Semiannual report
1|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Semiannual report
1 | 31 | 16

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio managers	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Financial statements	14

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In markets around the world, 2016 began with a sharp downturn, driven mainly by fears of weak global growth. Equity and fixed-income markets are again showing some of the negative trends seen during late summer of 2015. Generally speaking, only high-quality bonds appear to be weathering the storm. Of course, as in any downturn, attractive valuation opportunities may be emerging.

While economic growth may be muted in many parts of the world, notably in China and in emerging markets, the U.S. economy appears to be among the more resilient. The unemployment rate has fallen below 5%, with some signs of moderate wage growth and solid housing market conditions. Low energy prices, while a negative for energy companies, mean more money in consumers’ pockets, helping to buoy consumption. Moreover, divergent economic policies among central banks around the globe may create potential opportunities for capturing growth.

Although no one can predict where markets will head going forward, Putnam’s experienced portfolio managers are actively seeking fundamental insights to maneuver in all types of conditions, relying on a proprietary global research framework to help guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended January 31, 2016, as well as an outlook for the coming months.

For questions on market turbulence, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. See pages 3 and 8–9 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

* Returns for the six-month period are not annualized, but cumulative.

2	Short Term Investment Fund

Interview with
your fund’s
portfolio managers

What was the interest-rate environment like during the six-month reporting period ended January 31, 2016?

Joanne: For much of the reporting period, global financial markets registered high levels of volatility in response to a number of familiar themes, most notably China’s economic weakness and oil’s continuing slump. With massive intraday moves in the major global stock indexes, the rout in commodity prices, and falling global currencies, many investors moved to the sidelines, taking refuge in money market funds to wait out the gyrations in the financial markets.

Against this backdrop, the Federal Reserve contemplated the timing of the first rise in its benchmark federal funds rate since cutting this policy rate to near zero in December 2008. Concerns about the potential impact of international macroeconomic developments on U.S. economic growth kept the Fed on hold for most of the period. However, with considerable improvement in U.S. labor market conditions, the Fed announced the long-awaited quarter-point hike in December 2015. For all the anxiety about the prospect of the first increase in the federal funds rate in almost a decade, the Fed’s decision initially had little direct impact on rate markets. But as the reporting period came to a close in January 2016, movements in interest rates were substantial — although not necessarily in response to expected future Fed actions. The slump in commodity prices,

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/16. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 12.

Short Term Investment Fund	3

credit worries in the high-yield market, and continued weakness in China and emerging markets generally drove the heightened volatility and a decidedly “risk-off” flight to safe havens.

How did Putnam Short Term Investment Fund perform against this backdrop?

Jonathan: Although the federal funds rate stood at 0.00% to 0.25% for most of the period, market expectations that the Fed would raise rates started to grow, creating an upward sloping curve. Prior to the Fed’s rate increase, the three-month London Interbank Offered Rate [LIBOR], a benchmark rate that banks use to set rates for short-term loans, rose over 29 basis points, or 0.29%. On December 16, 2015, the Fed raised the federal funds rate to a range between 0.25% and 0.50%. In addition, the Fed increased its overnight reverse repurchase agreement facility, which is another of the central bank’s policy tools to help control the federal funds rate, from 0.05% to 0.25% and removed the cap.

The fund’s total return performance fell in line with the rate environment but outperformed its benchmark, the BofA Merrill Lynch U.S. Treasury Bill Index, and the average return of its Lipper peer group, Institutional Money Market Funds, for the six months ended January 31, 2016.

What was your investment approach in this climate?

Joanne: The investment environment became more challenging, as we tried to balance what we believed to be attractive yields offered by longer-term money market securities and other fixed-income securities against the possibility of higher short-term rates should the Fed raise its benchmark rate. Much of our focus was on this prospect, as the Fed looked to balance its policy between the domestic environment of decent

Allocations are shown as a percentage of the fund’s net assets as of 1/31/16. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4	Short Term Investment Fund

employment numbers and low inflation with the prospect of global conditions that could weaken the U.S. economic recovery.

As part of this strategy, we focused on a diversified list of what we believed were high-quality credits, including banks and some corporate issuers in commercial paper, certificates of deposit, and other money market securities. In addition, we looked to increase our exposure to floating-rate issuance against one- and three-month LIBOR while staying inside three months on fixed-rate paper as expectations of the Fed raising interest rates increased.

During the period, we continued to enter into term repurchase agreements in the one-week maturity range to provide additional liquidity. Repurchase agreements with what we believe are strong counterparties that are collateralized by Treasuries, mortgages backed by U.S. government agencies, and corporate bonds and notes continued to represent a large weighting in the portfolio, and they provided a regular source of liquidity. At period-end, the fund also held U.S. government agency notes — such as those issued by the Federal National Mortgage Association, Federal Home Loan Banks, and Federal Home Loan Mortgage Corporation.

Given our interest-rate outlook, we maintained a relatively low duration in an effort to limit the fund’s sensitivity to changes in interest rates. On January 31, 2016, the portfolio’s average duration stood at a fraction of a year, or 0.07. Under normal market conditions, the effective duration of the fund’s portfolio will generally not be greater than one year.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Short Term Investment Fund	5

Could you highlight some holdings that exemplified your strategy during the period?

Jonathan: The fund holds investments in what we believe are large, creditworthy banks in strong financial condition, such as Australia & New Zealand Banking Group and Wells Fargo. In our opinion, these banks’ asset-quality measures are strong and profits are being retained to help build capital. We also found what we considered to be attractive opportunities in first-tier corporate commercial paper programs from issuers such as Apple and Procter & Gamble. At the end of the reporting period, Procter & Gamble was not held in the portfolio. We also invested in asset-backed commercial paper [ABCP], including Jupiter Securitization and Old Line Funding. We focused on ABCP issuers that we considered to be backed by diverse, high-quality financial assets, such as auto and mortgage loans, as well as other asset types that we believe have ample third-party structural support and strong management and sponsorship.

What are your thoughts about Fed policy in the coming months?

Joanne: In the closing weeks of the reporting period, investors were concerned about a downshift in U.S. consumer spending and the risk of recession. From our standpoint, the economic story in the United States remains intact, although manufacturing is contracting and the energy sector is cutting jobs. Overall, the labor market appears to us to be robust, and we are cautiously optimistic that its strength will continue to spread. And while we agree with many that China has given global markets good reasons to worry, we believe that China’s slowdown and the high risk of policy error there will not by themselves have the power to derail improving economic growth and recovery in the developed world. While we believe the risk of sluggish growth is higher, we do not think that — or continued bouts of financial market volatility — materially raises the risk of a U.S. recession in 2016.

In our view, Fed moves are likely to occur at a slower pace than in past tightening cycles and will be driven by the factors that the Fed has been monitoring, such as employment, inflation, dollar strength, oil prices, and financial market volatility.

We believe the U.S. dollar’s performance will be an important determinant of policy. Capital has flowed into the United States because of the relative strength of its economic recovery, causing the dollar to appreciate, which has a similar effect as monetary policy tightening. For example, a strong currency holds down import prices and keeps a lid on inflation — so ongoing strength in the dollar would accomplish some of the tightening for the Fed. On the other hand, if the dollar does not appreciate much, the Fed will have a bigger job to do. Thus, given our view that the U.S. growth story will hold and that the Fed will continue to move deliberately, that might allow the yield curve to steepen, particularly toward the second half of 2016.

Thank you, Joanne and Jonathan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6	Short Term Investment Fund

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business, Northeastern University, and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

The world may be awash in more oil than previously thought — and low oil prices may remain with us for the near term, according to the International Energy Agency (IEA). In January, the per-barrel price of crude dropped below $30, hitting a 12-year low. As Organization of Petroleum Exporting Countries (OPEC) members Iran and Iraq boost oil production and global demand growth slows, supply may exceed consumption by an average of 1.75 million barrels a day in the first six months of 2016, compared with the IEA’s estimate in January of 1.5 million barrels per day. The excess in supply could swell even further if OPEC adds output, the Paris-based IEA noted in its February market report. In January, Iran ramped up oil production following the removal of international oil sanctions, Iraqi volumes notched a record high, and Saudi Arabia, OPEC’s largest producer, “turned up the taps,” the IEA said. For 2016, the IEA has lowered its global oil demand estimates by 100,000 barrels per day, leaving the level of growth for this year unchanged at 1.2 million barrels per day.

Short Term Investment Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section of this report for a definition of the share class offered by your fund.

Fund performance Total return for periods ended 1/31/16

Class P
(inception date)	(2/19/13)

Net asset value

Life of fund	0.28%
Annual Average	0.09

1 year	0.14

6 months	0.10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/16

		Lipper Institutional
	BofA Merrill Lynch	Money Market Funds
	U.S. Treasury Bill Index	category average*

Life of fund	0.26%	0.11%
Annual Average	0.09	0.04

1 year	0.09	0.06

6 months	0.07	0.04

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 1/31/16, there were 259, 254, and 249 funds, respectively, in this Lipper category.

8	Short Term Investment Fund

Fund distribution information For the six-month period ended 1/31/16

Distributions	Class P

Number	6

Income	$0.000986

Capital gains	—

Total	$0.000986

Current rate (end of period)	Class P

Current dividend rate [2]	0.37%

Current 30-day SEC yield (with expense limitation) [1,3]	0.33

Current 30-day SEC yield (without expense limitation) [3]	0.07

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For a portion of the periods, the fund had expense limitations, without which yields would have been lower.

2 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

3 Based only on investment income.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

Class P
(inception date)	(2/19/13)

Net asset value

Life of fund	0.24%
Annual average	0.09

1 year	0.12

6 months	0.08

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Short Term Investment Fund	9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P

Net expenses for the fiscal year ended 7/31/15*	0.03%

Total annual operating expenses for the fiscal year ended 7/31/15	0.28%

Annualized expense ratio for the six-month period ended 1/31/16	0.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 8/1/15 to 1/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P

Expenses paid per $1,000*†	$0.15

Ending value (after expenses)	$1,001.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Short Term Investment Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/16, use the following calculation method. To find the value of your investment on 8/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P

Expenses paid per $1,000*†	$0.15

Ending value (after expenses)	$1,024.99

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Term Investment Fund	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Short Term Investment Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2016, Putnam employees had approximately $463,000,000 and the Trustees had approximately $124,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short Term Investment Fund 13

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Short Term Investment Fund

The fund’s portfolio 1/31/16 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (26.5%)*	amount	Value

Interest in $97,300,000 tri-party term repurchase agreement dated
1/27/16 with Barclays Capital, Inc. due 2/3/16 — maturity value of
$97,305,676 for an effective yield of 0.300% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000%
to 4.000% and due dates ranging from 11/1/20 to 2/1/46, valued
at $99,246,001)	$97,300,000	$97,300,000

Interest in $125,000,000 joint tri-party repurchase agreement dated
1/29/16 with Barclays Capital, Inc. due 2/1/16 — maturity value of
$76,002,153 for an effective yield of 0.340% (collateralized by various
U.S. Treasury notes and bonds with coupon rates ranging from 0.125%
to 3.375% and due dates ranging from 4/15/17 to 4/15/32, valued
at $127,500,069)	76,000,000	76,000,000

Interest in $100,000,000 joint tri-party repurchase agreement dated
1/29/16 with BMO Capital Markets due 2/1/16 — maturity value of
$50,001,250 for an effective yield of 0.300% (collateralized by various
U.S. Treasury notes and bonds with coupon rates ranging from 0.125%
to 4.625% and due dates ranging from 3/31/16 to 2/15/44, valued
at $102,002,610)	50,000,000	50,000,000

Interest in $95,095,000 tri-party repurchase agreement dated 1/29/16 with
BNP Paribas due 2/1/16 — maturity value of $95,097,932 for an effective yield of 0.370% (collateralized by various mortgage backed securities and a U.S. Treasury note with coupon rates ranging from 0.875% to 6.500% and
due dates ranging from 1/1/27 to 4/1/45, valued at $96,999,891)	95,095,000	95,095,000

Interest in $35,000,000 tri-party term repurchase agreement dated
12/21/15 with BNP Paribas Securities Corp. due 2/22/16 — maturity value of $35,031,850 for an effective yield of 0.520% (collateralized by various corporate bonds and notes and various mortgage backed securities with coupon rates ranging from 1.200% to 6.750% and due dates ranging from
5/12/16 to 10/19/75, valued at $36,740,320) IR	35,000,000	35,000,000

Interest in $227,500,000 joint tri-party term repurchase agreement dated
1/28/16 with Citigroup Global Markets, Inc. due 2/4/16 — maturity value of $139,909,249 for an effective yield of 0.340% (collateralized by a U.S. Treasury note with a coupon rate of 2.750% and a due date
of 2/15/24, valued at $232,050,043)	139,900,000	139,900,000

Interest in $50,000,000 tri-party repurchase agreement dated 1/29/16 with
Credit Suisse Securities (USA), LLC due 2/1/16 — maturity value of
$50,001,417 for an effective yield of 0.340% (collateralized by a U.S. Treasury bond with a coupon rate of 3.125% and a due date of 8/15/44, valued
at $51,004,178)	50,000,000	50,000,000

Interest in $76,000,000 tri-party repurchase agreement dated 1/29/16 with
Goldman, Sachs & Co. due 2/1/16 — maturity value of $76,002,027 for an effective yield of 0.320% (collateralized by various U.S. Treasury notes with coupon rates ranging from 0.125% to 0.375% and due dates ranging
from 1/15/23 to 7/15/25, valued at $77,520,085)	76,000,000	76,000,000

Interest in $50,000,000 tri-party term repurchase agreement dated
1/26/16 with J.P. Morgan Securities, LLC due 2/2/16 — maturity value of $50,003,014 for an effective yield of 0.310% (collateralized by various mortgage backed securities with coupon rates ranging from 2.000%
to 11.000% and due dates ranging from 3/1/16 to 4/1/50, valued
at $51,000,034)	50,000,000	50,000,000

Short Term Investment Fund 15

	Principal
REPURCHASE AGREEMENTS (26.5%)* cont.	amount	Value

Interest in $100,000,000 joint tri-party term repurchase agreement dated
1/26/16 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 2/2/16 —
maturity value of $61,003,558 for an effective yield of 0.300% (collateralized by various mortgage backed securities with coupon rates ranging from
2.500% to 2.802% and due dates ranging from 10/1/25 to 2/1/30, valued
at $102,000,001)	$61,000,000	$61,000,000

Total repurchase agreements (cost $730,295,000)		$730,295,000

		Maturity	Principal
COMMERCIAL PAPER (26.1%)*	Yield (%)	date	amount	Value

AbbVie, Inc.	0.500	2/2/16	$15,000,000	$14,999,335

ABN AMRO Funding USA, LLC 144A	0.520	2/16/16	25,000,000	24,995,250

American Honda Finance Corp.	0.240	2/4/16	31,750,000	31,748,709

Apple, Inc.	0.410	3/14/16	33,000,000	32,984,325

AXA Financial, Inc. 144A	0.510	2/3/16	16,000,000	15,999,107

BMW US Capital, LLC	0.425	3/7/16	16,000,000	15,993,160

BPCE SA (France)	0.420	2/4/16	11,000,000	10,999,303

Canada (Government of) (Canada)	0.140	2/3/16	25,000,000	24,999,042

Coca-Cola Co. (The)	0.511	4/26/16	31,000,000	30,962,187

Commonwealth Bank of Australia 144A (Australia)	0.400	3/2/16	35,000,000	34,988,065

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/NY (Netherlands)	0.348	3/10/16	32,365,000	32,350,735

DnB Bank ASA (Norway)	0.420	2/29/16	20,750,000	20,743,532

DnB Bank ASA (Norway)	0.310	2/23/16	9,000,000	8,997,800

Export Development Canada (Canada)	0.652	5/9/16	25,000,000	24,966,263

HSBC Bank PLC 144A (United Kingdom)	0.775	7/21/16	7,500,000	7,499,318

Lloyds Bank PLC (United Kingdom)	0.621	4/4/16	17,450,000	17,434,516

Lloyds Bank PLC (United Kingdom)	0.300	2/1/16	15,175,000	15,174,563

National Australia Bank, Ltd. (Australia)	0.400	3/7/16	10,000,000	9,996,854

National Australia Bank, Ltd. 144A (Australia)	0.400	3/3/16	8,000,000	7,997,816

Nationwide Building Society (United Kingdom)	0.400	2/16/16	33,750,000	33,743,588

Nestle Capital Corp.	0.250	2/11/16	22,000,000	21,997,609

Nordea Bank AB (Sweden)	0.381	2/29/16	12,500,000	12,496,523

Nordea Bank AB 144A (Sweden)	0.300	2/2/16	17,500,000	17,499,547

Prudential PLC (United Kingdom)	0.350	3/16/16	13,950,000	13,942,478

Prudential PLC (United Kingdom)	0.280	2/8/16	11,000,000	10,998,928

Simon Property Group LP	0.400	2/19/16	7,500,000	7,498,294

Simon Property Group LP	0.270	2/1/16	7,500,000	7,499,797

Skandinaviska Enskilda Banken AB (Sweden)	0.330	2/25/16	15,000,000	14,996,850

Societe Generale SA 144A (France)	0.500	2/1/16	16,000,000	15,999,816

Standard Chartered Bank/New York 144A	0.631	3/17/16	32,000,000	31,978,667

Sumitomo Mitsui Banking Corp. 144A (Japan)	0.400	2/18/16	6,000,000	5,998,710

Svenska Handelsbanken AB 144A (Sweden)	0.400	3/4/16	38,000,000	37,985,407

Swedbank AB (Sweden)	0.476	3/28/16	34,000,000	33,977,209

Swedbank AB (Sweden)	0.290	2/17/16	3,500,000	3,499,318

Toronto-Dominion Holdings USA, Inc. 144A (Canada)	0.250	2/16/16	20,000,000	19,996,890

16 Short Term Investment Fund

		Maturity	Principal
COMMERCIAL PAPER (26.1%)* cont.	Yield (%)	date	amount	Value

Toyota Motor Credit Corp.	0.390	2/10/16	$37,000,000	$36,995,659

UnitedHealth Group, Inc.	0.741	3/18/16	10,000,000	9,993,399

Total commercial paper (cost $720,918,226)				$720,928,569

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (16.8%)*	Yield (%)	date	amount	Value

Bedford Row Funding Corp. 144A	0.644	3/24/16	$10,500,000	$10,494,824

Bedford Row Funding Corp. 144A	0.376	4/1/16	20,000,000	19,988,760

CAFCO, LLC	0.420	2/29/16	19,000,000	18,993,406

CAFCO, LLC	0.290	2/17/16	17,000,000	16,997,012

Chariot Funding, LLC	0.854	7/7/16	16,000,000	15,940,978

Chariot Funding, LLC	0.300	2/17/16	2,000,000	1,999,528

CHARTA, LLC	0.601	3/21/16	8,000,000	7,994,534

CHARTA, LLC	0.480	2/19/16	25,000,000	24,994,896

CIESCO, LLC	0.561	3/15/16	925,000	924,465

CIESCO, LLC	0.450	2/2/16	10,900,000	10,899,720

CIESCO, LLC	0.310	2/4/16	21,000,000	20,999,146

Collateralized Commercial Paper Co., LLC	0.548	3/22/16	25,075,000	25,054,622

CRC Funding, LLC	0.280	2/22/16	12,000,000	11,997,064

CRC Funding, LLC 144A	0.400	2/18/16	19,150,000	19,146,362

Fairway Finance, LLC (Canada)	0.421	3/17/16	30,000,000	29,978,720

Jupiter Securitization Co., LLC	0.854	7/13/16	12,250,000	12,202,439

Jupiter Securitization Co., LLC	0.854	7/5/16	17,750,000	17,685,652

Liberty Street Funding, LLC (Canada)	0.682	5/23/16	21,000,000	20,950,358

Liberty Street Funding, LLC (Canada)	0.300	2/9/16	6,000,000	5,999,221

Manhattan Asset Funding Co., LLC 144A (Japan)	0.641	4/13/16	16,000,000	15,979,667

MetLife Short Term Funding, LLC 144A	0.240	2/16/16	35,000,000	34,992,738

Old Line Funding, LLC 144A	0.874	7/14/16	6,000,000	5,977,344

Old Line Funding, LLC 144A	0.782	7/12/16	18,350,000	18,348,367

Old Line Funding, LLC 144A	0.399	5/18/16	8,000,000	7,998,816

Regency Markets No. 1, LLC	0.430	2/16/16	21,000,000	20,995,328

Sheffield Receivables Co., LLC (United Kingdom)	0.560	3/4/16	15,000,000	14,993,102

Thunder Bay Funding, LLC	0.310	2/3/16	1,500,000	1,499,916

Thunder Bay Funding, LLC 144A	0.786	7/19/16	11,000,000	10,999,010

Thunder Bay Funding, LLC 144A	0.766	6/17/16	24,225,000	24,223,135

Working Capital Management Co (Japan)	0.500	3/7/16	13,375,000	13,368,124

Total asset-backed commercial paper (cost $462,656,568)				$462,617,254

		Maturity	Principal
CERTIFICATES OF DEPOSIT (11.5%)*	Yield (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd./
New York, NY	0.270	2/8/16	$30,000,000	$29,998,831

Bank of America, NA FRN	0.594	5/9/16	39,050,000	39,047,306

Citibank, NA	0.340	2/23/16	14,000,000	13,999,580

Citibank, NA	0.300	2/11/16	24,000,000	23,999,625

Credit Suisse AG/New York, NY	0.470	2/1/16	10,000,000	10,000,302

Mitsubishi UFJ Trust & Banking Corp./NY FRN	0.849	7/25/16	21,000,000	20,998,236

Short Term Investment Fund 17

		Maturity	Principal
CERTIFICATES OF DEPOSIT (11.5%)* cont.	Yield (%)	date	amount	Value

Mizuho Bank, Ltd./NY	0.390	2/18/16	$19,400,000	$19,399,641

State Street Bank & Trust Co. FRN	0.626	5/20/16	39,000,000	38,993,877

Sumitomo Mitsui Banking Corp./New York (Japan)	0.400	2/22/16	9,000,000	9,000,022

Toronto-Dominion Bank/NY FRN (Canada)	0.596	5/19/16	18,000,000	17,997,318

US Bank, NA/Cincinnati, OH	0.540	4/20/16	15,000,000	15,005,938

US Bank, NA/Cincinnati, OH FRN	0.726	7/20/16	15,000,000	14,998,635

Wells Fargo Bank, NA	0.580	4/19/16	30,000,000	29,996,287

Westpac Banking Corp./NY FRN (Australia)	0.577	2/25/16	35,000,000	34,994,960

Total certificates of deposit (cost $318,450,772)				$318,430,558

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (9.7%)*	Yield (%)	date	amount	Value

Federal Home Loan Banks unsec. discount notes	0.280	2/24/16	$37,000,000	$36,993,858

Federal Home Loan Banks unsec. discount notes	0.200	2/8/16	3,850,000	3,849,804

Federal Home Loan Banks unsec. discount notes	0.195	2/5/16	36,000,000	35,998,956

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.471	5/9/16	25,000,000	24,972,575

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.451	4/11/16	43,000,000	42,969,894

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.421	4/8/16	25,000,000	24,983,250

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.261	2/26/16	43,141,000	43,133,191

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.220	2/10/16	3,278,000	3,277,787

Federal Home Loan Mortgage Corporation unsec.
discount notes	0.210	2/5/16	2,500,000	2,499,928

Federal Home Loan Mortgage Corporation unsec.
discount notes, Ser. RB	0.461	4/12/16	25,000,000	24,982,250

Federal Home Loan Mortgage Corporation unsec.
discount notes, Ser. RB	0.200	2/4/16	1,800,000	1,799,960

Federal Home Loan Mortgage Corporation unsec.
discount notes, Ser. RB	0.180	3/1/16	4,000,000	3,999,044

Federal National Mortgage Association unsec.
discount notes	0.441	4/1/16	10,009,000	10,002,995

Federal National Mortgage Association unsec.
discount notes	0.210	2/8/16	4,900,000	4,899,750

Federal National Mortgage Association unsec.
discount notes	0.210	2/2/16	2,200,000	2,199,985

Total U.S. government agency obligations (cost $266,542,389)				$266,563,227

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (5.2%)*	Yield (%)	date	amount	Value

U.S. Treasury FRN M	0.389	1/31/17	$42,150,000	$42,152,306
U.S. Treasury FRN	0.375	7/31/16	33,810,000	33,813,246
U.S. Treasury FRN	0.374	4/30/16	31,600,000	31,602,098
U.S. Treasury FRN	0.358	10/31/16	35,500,000	35,500,107

Total U.S. treasury obligations (cost $143,060,261)				$143,067,757

18 Short Term Investment Fund

		Maturity	Principal
TIME DEPOSITS (2.5%)*	Yield (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd./
Cayman Islands (Cayman Islands)	0.360	2/1/16	$27,500,000	$27,500,000

Credit Agricole Corporate and Investment Bank/
Grand Cayman (Cayman Islands)	0.280	2/1/16	13,750,000	13,750,000

Svenska Handelsbanken/Cayman Islands (Sweden)	0.250	2/1/16	27,500,000	27,500,000

Total time deposits (cost $68,750,000)				$68,750,000

		Maturity	Principal
MUNICIPAL BONDS AND NOTES (0.5%)*	Yield (%)	date	amount	Value

University of Chicago Commercial Paper, Ser. A	0.400	2/4/16	$15,000,000	$14,999,550

Total municipal bonds and notes (cost $14,999,500)				$14,999,550

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (0.3%)*	rate (%)	date	amount	Value

GE Capital International Funding Co. 144A company
guaranty sr. unsec. notes (Ireland)	0.964	4/15/16	$8,500,000	$8,503,936

Total corporate bonds and notes (cost $8,506,576)				$8,503,936

TOTAL INVESTMENTS

Total investments (cost $2,734,179,292)				$2,734,155,851

Key to holding’s currency abbreviations
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,757,897,627.

 IR Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

 M This security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.2%	Cayman Islands	1.5%

Sweden	5.4	Netherlands	1.2

Canada	5.3	Norway	1.1

United Kingdom	4.2	France	1.0

Australia	3.2	Ireland	0.3

Japan	1.6	Total	100.0%

Short Term Investment Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$462,617,254	$—

Certificates of deposit	—	318,430,558	—

Commercial paper	—	720,928,569	—

Corporate bonds and notes	—	8,503,936	—

Municipal bonds and notes	—	14,999,550	—

Repurchase agreements	—	730,295,000	—

Time deposits	—	68,750,000	—

U.S. government agency obligations	—	266,563,227	—

U.S. treasury obligations	—	143,067,757	—

Totals by level	$—	$2,734,155,851	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

20 Short Term Investment Fund

Statement of assets and liabilities 1/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,003,884,292)	$2,003,860,851

Repurchase agreements (identified cost $730,295,000)	730,295,000

Cash	991

Interest and other receivables	424,495

Receivable for shares of the fund sold	84,002,328

Total assets	2,818,583,665

LIABILITIES

Payable for shares of the fund repurchased	59,502,328

Payable for custodian fees (Note 2)	20,407

Payable for investor servicing fees (Note 2)	53,613

Payable for Trustee compensation and expenses (Note 2)	40,214

Payable for administrative services (Note 2)	31,014

Distributions payable to shareholders	936,437

Other accrued expenses	102,025

Total liabilities	60,686,038

Net assets	$2,757,897,627

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,757,918,672

Undistributed net investment income (Note 1)	1,077

Accumulated net realized gain on investments (Note 1)	1,319

Net unrealized depreciation of investments	(23,441)

Total — Representing net assets applicable to capital shares outstanding	$2,757,897,627

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class P share
($2,757,897,627 divided by 2,757,918,672 shares)**	$1.00

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 21

Statement of operations Six months ended 1/31/16 (Unaudited)

INVESTMENT INCOME

Interest	$3,711,958

EXPENSES

Compensation of Manager (Note 2)	4,236,812

Investor servicing fees (Note 2)	168,649

Custodian fees (Note 2)	23,663

Trustee compensation and expenses (Note 2)	103,727

Administrative services (Note 2)	52,468

Other	206,358

Fees waived and reimbursed by Manager (Note 2)	(4,236,812)

Total expenses	554,865

Expense reduction (Note 2)	—

Net expenses	554,865

Net investment income	3,157,093

Net realized gain on investments (Notes 1 and 3)	977

Net unrealized depreciation of investments during the period	(66,244)

Net loss on investments	(65,267)

Net increase in net assets resulting from operations	$3,091,826

The accompanying notes are an integral part of these financial statements.

22 Short Term Investment Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/16*	Year ended 7/31/15

Operations:
Net investment income	$3,157,093	$3,269,618

Net realized gain on investments	977	342

Net unrealized appreciation (depreciation) of investments	(66,244)	56,938

Net increase in net assets resulting from operations	3,091,826	3,326,898

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class P	(3,254,574)	(3,164,112)

Increase (decrease) from capital share transactions (Note 4)	(853,793,491)	101,363,506

Total increase (decrease) in net assets	(853,956,239)	101,526,292

NET ASSETS

Beginning of period	3,611,853,866	3,510,327,574

End of period (including undistributed net investment
income of $1,077 and $98,558, respectively)	$2,757,897,627	$3,611,853,866

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 23

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	investments[a]	operations	income	distributions	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	(%)

Class P
January 31, 2016**	$1.00	0.0010	—	0.0010	(0.0010)	(0.0010)	$1.00	.10*	$2,757,898	.02*	.09*	—*
July 31, 2015	1.00	0.0009	—	0.0009	(0.0008)	(0.0008)	1.00	.08	3,611,854.03		.09	12
July 31, 2014	1.00	0.0007	—	0.0007	(0.0007)	(0.0007)	1.00	.07	3,510,328.03		.07	72
July 31, 2013†	1.00	0.0002	—	0.0002	(0.0002)	(0.0002)	1.00	.02*	2,682,411	.03*	.02*	—

* Not annualized.

** Unaudited.

† For the period February 19, 2013 (commencement of operations) to July 31, 2013.

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

January 31, 2016	0.13%

July 31, 2015	0.25

July 31, 2014	0.25

July 31, 2013	0.11

The accompanying notes are an integral part of these financial statements.

24 Short Term Investment Fund	Short Term Investment Fund 25

Notes to financial statements 1/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through January 31, 2016.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (for example, U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government-sponsored entity (for example, Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.–dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange

26 Short Term Investment Fund

rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $2,734,179,292, resulting in gross unrealized appreciation and depreciation of $67,783 and $91,224, respectively, or net unrealized depreciation of $23,441.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which

Short Term Investment Fund 27

may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has contractually agreed to waive its management fee from the fund through November 30, 2016. During the reporting period, the fund waived $4,236,812 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,257, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

28 Short Term Investment Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of short-term investment securities aggregated $112,095,300,617 and $112,950,913,093, respectively.

During the reporting period, the cost of purchases and the proceeds from sales of long-term investment securities were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$—	$—

U.S. government securities (Long-term)	—	24,500,000

Total	$—	$24,500,000

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/16		Year ended 7/31/15

Class P	Shares	Amount	Shares	Amount

Shares sold	8,371,602,662	$8,371,602,662	18,995,443,940	$18,995,443,940

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	8,371,602,662	8,371,602,662	18,995,443,940	18,995,443,940

Shares repurchased	(9,225,396,153)	(9,225,396,153)	(18,894,080,434)	(18,894,080,434)

Net increase (decrease)	(853,793,491)	$(853,793,491)	101,363,506	$101,363,506

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Short Term Investment Fund 29

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc.	BMO Capital Markets	BNP Paribas	BNP Paribas Securities Corp.	Citigroup Global Markets, Inc.	Credit Suisse Securities (USA), LLC	Goldman, Sachs & Co.	J. P. Morgan Securities, LLC	Merrill Lynch, Pierce, Fenner and Smith, Inc.	Total

Assets:

Repurchase agreements**	$173,300,000	$50,000,000	$95,095,000	$35,000,000	$139,900,000	$50,000,000	$76,000,000	$50,000,000	$61,000,000	$730,295,000

Total Assets	$173,300,000	$50,000,000	$95,095,000	$35,000,000	$139,900,000	$50,000,000	$76,000,000	$50,000,000	$61,000,000	$730,295,000

Liabilities:

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Financial and Derivative Net Assets	$173,300,000	$50,000,000	$95,095,000	$35,000,000	$139,900,000	$50,000,000	$76,000,000	$50,000,000	$61,000,000	$730,295,000

Total collateral received (pledged)†##	$173,300,000	$50,000,000	$95,095,000	$35,000,000	$139,900,000	$50,000,000	$76,000,000	$50,000,000	$61,000,000

Net amount	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

30 Short Term Investment Fund	Short Term Investment Fund 31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32 Short Term Investment Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

SA117
299006 3/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 25, 2016